Supplement dated Jan. 27, 2004*
                              to the Prospectus for
    American Express Retirement Advisor Advantage Plus(SM) Variable Annuity/
      American Express Retirement Advisor Select Plus(SM) Variable Annuity
                                S-6273 A (1/04)

We are applying for an exemptive order of the Securities and Exchange Commission that would permit us to administer the contract's terms relating to reversal of certain purchase payment credits in the manner described in the Prospectus. There is no assurance that such relief will be granted.

Prior to receiving the requested exemptive order, the following provisions will apply:

The paragraph under "The Contract in Brief" entitled "Free look period" is deleted in its entirety and replaced with the following paragraph:

     Free look period: You may return your contract to your sales representative or to our office within the time stated on the first page of your contract. Under RAVA Advantage Plus you will receive a full refund of the contract value, less the amount of any purchase payment credits. We will not deduct any other charges. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. Under RAVA Select Plus you will receive a refund of your contract value less the value of the purchase payment credit. (Exception: If the law requires, we will refund all of your purchase payments.) (See, "Valuing Your Investment -- Purchase payment credits.")

Each section of the prospectus that refers to the potential reversal of purchase payment credits is modified by adding the following to each section:

     For RAVA Advantage Plus, we are waiving our contractual right to reverse purchase payment credits applied within twelve months preceding settlement of the contract under an annuity payout plan until we receive the requested exemptive order. For RAVA Select Plus, we are waiving our contractual right to reverse purchase payment credits applied within twelve months preceding:
     (1) the date of death that results in a lump sum death benefit payment under this contract; (2) a request for surrender charge waiver due to Nursing Home Confinement or Terminal Illness Disability Diagnosis; or (3) settlement of the contract under an annuity payout plan until we receive the requested exemptive order.



S-6273-21 A (1/04)

* Valid until further notice.